Financial Instruments-risk management	12 Months Ended
Dec. 31, 2022
Financial Instruments-risk management
Financial Instruments-risk management

Note 3     Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

●	Currency risk
●	Price risk
●	Credit risk– concentration
●	Funding and liquidity risk
●	Interest rate risk
●	Capital risk

The policy for managing these risks is set by the board of directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Colombia, Chile, Argentina and Ecuador the functional currency is the US Dollar. The fluctuation of the local currencies of these countries against the US Dollar, except for Ecuador where the local currency is the US Dollar, does not impact the loans, costs and revenue held in US Dollars; but it does impact receivables or payables originated in local currency mainly corresponding to VAT and income tax.

The Group minimises the local currency positions in Colombia, Chile and Argentina by seeking to balance local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore, the Group maintains a net exposure to them, except for what it is described below.

Since December 2018, GeoPark decided to manage its future exposure to local currency fluctuation with respect to income tax balances in Colombia. Consequently, from time to time the Group entered into derivative financial instruments in order to anticipate any currency fluctuation with respect to income taxes to be paid during the first half of the following year. As of December 31, 2022 and 2021, there were no currency risk management contracts in place. In 2023, GeoPark entered into derivative financial instruments (zero-premium collars) with local banks in Colombia, for an amount equivalent to US$ 38,000,000, in order to anticipate any currency fluctuation with respect to a portion of the estimated income taxes to be paid in April and June 2023.

Most of the Group's assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in US Dollar equivalents.

During 2022, the Colombian Peso devalued by 21% (16% and 5% in 2021 and 2020, respectively) and the Chilean Peso devalued by 1% (devalued by 19% in 2021 and revalued by 5% in 2020), both against the US Dollar.

If the Colombian Peso and the Chilean Peso had each devalued an additional 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been higher by US$ 14,695,000 (post-tax profit would have been higher by US$ 9,070,000 in 2021 and post-tax loss would have been lower by US$ 9,057,000 in 2020).

In Brazil, the functional currency is the local currency, which is the Brazilian Real. The fluctuation of the US Dollars against the Brazilian Real does not impact the loans, costs and revenues held in Brazilian Real; but it does impact the balances denominated in US Dollars. Such is the case of the provision for asset retirement obligation and the lease liabilities.

During 2022, the Brazilian Real revalued by 7% against the US Dollar (devalued by 7% and 29% in 2021 and 2020, respectively). If the Brazilian Real had devalued an additional 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been lower by US$ 726,000 (post-tax profit would have been lower by US$ 780,000 in 2021 and post-tax loss would have been higher by US$ 909,000 in 2020).

As currency rate changes between the US Dollar and the local currencies, the Group recognizes gains and losses in the Consolidated Statement of Income.

Price risk

The realized oil price for the Group is linked to US dollar denominated crude oil international benchmarks. The market price of this commodity is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil, the geopolitical landscape, armed conflicts, the economic conditions and a variety of additional factors. The main factors affecting realized prices for gas sales vary across countries with some closely linked to international references while others are more domestically driven.

In Colombia, the realized oil price is linked to either the Vasconia crude reference price, a marker broadly used in the Llanos Basin, or the Oriente crude reference price, a marker broadly used for crude sales in Esmeraldas, Ecuador, for the crude oil of the Putumayo Basin that is transported through Ecuador. In both basins, the reference price is then adjusted for certain marketing and quality discounts based on, among other things, API, viscosity, sulphur content, delivery point and transport costs.

In Chile, the oil price is linked to Dated Brent minus certain marketing and quality discounts such as, API, sulphur content and others.

GeoPark has signed a long-term Gas Supply Contract with Methanex in Chile. The price of the gas sold under this contract is determined by a formula that considers a basket of international methanol prices, including US and European price indices.

In Brazil, prices for gas produced in the Manati Field are based on a long-term off-take contract with Petrobras. The price of gas sold under this contract is denominated in Brazilian Real and is adjusted annually for inflation pursuant to the Brazilian General Market Price Index (Indice Geral de Preços do Mercado), or IGPM.

In Ecuador, the oil price is linked to Brent and adjusted by a differential that varies month to month and resembles Oriente crude reference.

If oil and methanol prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax profit for the year would have been lower by US$ 47,330,000 (post-tax profit would have been lower by US$ 17,899,000 in 2021 and post-tax loss would have been higher by US$ 21,014,000 in 2020).

GeoPark manages part of the exposure to crude oil price volatility using derivatives. The Group considers these derivative contracts to be an effective manner of properly managing commodity price risk. The price risk management activities mainly employ combinations of options and key parameters are based on forecasted production and budget price levels.

GeoPark has also obtained credit lines from industry leading counterparties to minimize the potential cash exposure of the derivative contracts (see Note 8).

Credit risk– concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognized values of commodities sold or hedged. GeoPark considers that there is no significant risk associated to the Group’s major customers and hedging counterparties.

In Colombia, GeoPark allocates its sales on a competitive basis to industry leading participants including traders and other producers. During 2022, the oil and gas production was sold to three clients which concentrate 97% of the Colombian subsidiaries’ revenue, accounting for 90% of the consolidated revenue (99% and 98% of the Colombian subsidiaries’ revenue, accounting for 89% and 83% of the consolidated revenue in 2021 and 2020). Delivery points include wellhead and other locations on the Colombian pipeline system for the Llanos Basin production. The Putumayo Basin production is delivered to clients FOB in Esmeraldas, Ecuador, and to the Colombian pipeline system in case of contingencies in Ecuador that affect the transport through the Ecuadorian pipeline system. The outstanding contracts for Colombian production extend through the first half of 2023. GeoPark manages its counterparty credit risk associated to sales contracts by periodic evaluation of the counterparties’ credit profile and, in certain contracts, including early payment conditions to minimize the exposure.

In Chile, the oil production is sold to ENAP, the State-owned oil and gas company (1% of the consolidated revenue in 2022, 2021 and 2020), and the gas production is sold to the local subsidiary of Methanex, a Canadian public company (1% of the consolidated revenue in 2022, 2% in 2021 and 4% in 2020).

In Brazil, all the hydrocarbons from Manati Field are sold to Petrobras, the State-owned company, which is the operator of the Manati Field (2% of the consolidated revenue in 2022, 3% in 2021 and 2020).

In Ecuador, oil is transported through the Ecuadorean pipeline system, with Esmeraldas as the delivery point, and 100% of the sales are exported on a competitive basis to industry leading participants including traders and other producers. Sales of crude oil in Ecuador accounted for 1% of the consolidated revenue in 2022.

GeoPark Limited has entered into a crude purchase agreement with an oil producer in the Putumayo Basin. The volumes purchased are transported and exported alongside the Group’s Putumayo Basin production. Sales of crude oil purchased from third parties accounted for 1% of the consolidated revenue in 2022.

The forementioned companies all have a good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

GeoPark executes oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies, therefore the Directors do not consider there to be a significant collection risk. See disclosure in Notes 8 and 25.

Funding and Liquidity risk

In the past, the Group has been able to raise capital through different sources of funding including equity, strategic partnerships and financial debt.

The Group is positioned at the end of 2022 with a cash balance of US$ 128,843,000 and its total indebtedness matures in 2027. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with 37,700 boepd in production at year end. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The Indentures governing the Company Notes 2027 include incurrence test covenants related to compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indentures governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indentures’ provisions and covenants.

Interest rate risk

The Group’s interest rate risk could arise from long-term borrowings issued at variable rates, which would expose the Group to interest rate risk.

The Group does not face interest rate risk on its US$ 500,000,000 Notes which carry a fixed rate coupon of 5.50% per annum. Consequently, the accruals and interest payments are not substantially affected by the market interest rate changes.

As of December 31, 2022, there were no outstanding borrowings affected by a variable rate.

Capital risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the Consolidated Statement of Financial Position) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the Consolidated Statement of Financial Position plus net debt.

The Group’s strategy is to keep the gearing ratio within a 60% to 80% range, in normal market conditions. Due to the market conditions prevailing in 2021, the gearing ratio was above such range at that year-end.

The gearing ratios as of December 31, 2022 and 2021 were as follows:

Amounts in US$‘000	2022	2021
Net Debt	368,799	573,488
Total Equity	115,585	(61,945)
Total Capital	484,384	511,543
Gearing Ratio	76%	112%